

CONVERSIONLABS

Radically Changing Healthcare
with State-of-the-Art Direct-to-Consumer Telemedicine

February 2021

NASDAQ : CVLB

Important Cautions Regarding Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not constitute an offer or a solicitation to sell securities.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by the Company. Any such offer or solicitation, if any, will only be made by means of offering documents (e.g., prospectus, offering memorandum, subscription agreement and or similar documents) and only in jurisdictions where permitted by law. Certain information contained herein has been provided by or obtained from third-party sources and has not been independently audited or verified by the Company. The Company makes no representation or warranty, express or implied as to the accuracy or completeness of information contained in this document, and nothing contained in this document is, or shall be relied upon as, a promise or representation by the Company.

This presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. Any third-party images not owned by the Company are used for non-commercial, illustrative and educational ‘fair use’ purposes only. All images and trademarks are the property of their respective owners.

Conversion Labs At a Glance

Disruptive DTC Technology Platform with Premier Brands Radically Changing Healthcare

$38M
2020P Revenue[1]

205%
2020P Revenue Growth[1]

525%
2020P Growth in Annual Recurring Revenue[2]

$600B+
Near-Term Total Addressable Market

250,000+
Patients & Customers[3]

50 State
Physician Coverage

1. 2020 revenue based on preliminary unaudited results issued 1/19/21.
2. Annual recurring revenue (ARR) calculated by multiplying by 12 the monthly sum of revenue attributed exclusively to automatic subscription sales from customers engaged in rebill structure for the brands of Shapiro MD, Rex MD and PDFSimpli in Dec. 2020. Up 525% compared to the end of 2019.
3. Patient count as of 1/19/21. Does not include PDFSimpli SaaS customers.



Who We Are

- Conversion Labs is a leader in direct-to-patient telehealth.
- We provide a seamless, end-to-end virtual healthcare solution to patients across all 50 states.
- Full range of subscription-based proprietary telehealth products & services:
  - Rex MD™ - telemedicine destination for men.
  - Shapiro MD™ - patented formulations for male & female hair loss.
  - Nava MD™ - teledermatology offering for women.[1]
  - Life MD™ - primary & concierge care.[2]
- We strive to build telemedicine brands that combine best-in-class virtual care with prescription medications (if appropriate) and patented OTC products — supported by thought-leading physicians and influencers.


Medical Questionnaire

1) Launching in Q1 2021; 2) Launching Q1-Q2 2021

Corporate Highlights

Emerging Leader in DTC Healthcare Consumer Brands Delivered via Telemedicine

- Massive, largely unpenetrated $600 billion total addressable market with strong industry tailwinds.
- Expanding portfolio of leading direct-to-consumer healthcare brands.
- Highly scalable, proprietary technology platform.
- Differentiated customer acquisition and retention engine.
- Robust growth strategy enabled by early mover advantage.
- Financial profile combines exceptional growth momentum with strong unit economics.
- Entrepreneurial leadership team with proven track record of value creation.

Large Market Opportunity

Massive Industry Shift Creating Significant 'White Space'


70%

Retail Prescription Drug Market

70% of retail prescription drug market will be online by 2023 — a $200B economic shift over 5 years[1]


<10%

Online Pharmacy White Space

Online prescription drug market is currently only < 10% penetrated[2]


$175B
3.9X
$45B
2019
2026

Global Telemedicine Market

Rapid industry growth in telemedicine consultations and virtual medical treatment[3]

1) Alliance Bernstein – Sept. 2018
2) Forrester report, April 10, 2020
3) Global Market Insights report, April 2020

Multiple Sector Tailwinds Fueling Rapid Growth

Market & Regulatory Changes Have Propelled Telemedicine & DTC Online Pharmacy to New Heights

Market Trend	Key Factors	Implications for Conversion Labs
Rise of Consumerism in U.S. healthcare	Rise of high deductible health plans (HDHPs) causing consumers to shop for healthcare and demand price transparency, convenience, and lower overall costs.[1]	Increased demand for direct-to-consumer models that are digitally native, have transparent pricing, and deliver comfort to patients' homes at an affordable price are poised to win.
Technology Disruption of U.S. healthcare	Tech-enabled care models like One Medical and telehealth platforms like Teladoc are disrupting healthcare by increasing access to physicians through instant messaging and video chat.	Early movers in this space like Conversion Labs benefit from consumers seeking a tech-enabled and convenient prescription drug and telehealth solutions.
COVID Expediting Telehealth Adoption by Consumers	COVID-19 is necessitating broad and lasting increase in telehealth – virtual care and asynchronous visits have enjoyed the most growth[2]	Heightened interest in telemedicine and can entrench current customers through their recurring revenue model beyond COVID-19
Physician Willingness to Support Telehealth Consults	Providers are treating more patients through telehealth with increased flexibility, scaling beyond local market and capacity, and avoiding burnout from high volume of in-person patient visits.	Partners like Wheel allow Conversion Labs to easily grow its physician network and serve patients at any scale with a competitive cost model.
Increased Demand for Self-care Products and Services	Given challenges of scheduling doctor visits, COVID-19 is driving renewed appetite by consumers for proactive self-education and self-treatment through OTC products.	Consumers in Conversion Labs' target patient demographic will be utilizing web search, social media, and other media outlets to search for treatments.

1) Research: Consumer-Centric Healthcare: 2021 Update; 2) LEK: The New Future of U.S. Telehealth: Lasting Impact of COVID-19.

Veritas MD™

Scalable & Proprietary Digital Health Platform

- Veritas MD is a vertically integrated, cloud-based technology platform.
- Enables fluid connectivity between patient, physician and pharmacy across all 50 states.
- Designed to ensure maximum stakeholder alignment throughout the ecosystem:
  - Physician: Automated load balancing routes consultations based on indication, location and other factors.
  - Patient: Real-time medication tracking, consult scheduling, secure communication with clinicians and order management.
  - Pharmacy: Electronic prescribing, ID verification, prescription and OTC fulfillment, and quality assurance.


VERITAS MD
TECHNOLOGY INTEGRATION
PHYSICIAN NETWORK
PHARMACY
PATIENT
Sarah Ericsson

Conversion Labs Patient Journey

Seamless Virtual Patient Experience, from Customer Acquisition to Consultation and Rx Delivery

1 - Patient Acquisition

Patient / customer views online ad, visits our website, completes medical intake form or purchases

2 - Screening

Patient / customer completes detailed online medical screening

3 - Scheduling

If required by state law, a synchronous virtual visit is scheduled with a licensed clinician

4 - Consultation

Virtual visit with doctor, review of medical history

5 - Prescription

Doctor approves and prescribes Rx or denies based on review

6 - Fulfillment

Same day shipping of Rx and high-touch customer service

7- Follow Up

Rx refills, follow up consults, upsells, OTC product offerings enabled by call center capabilities and technology


Rx

Strong Financial Performance

Customer Base & Recurring Revenue from Subscriptions Continues to Scale

$60.7M
Annualized Net Revenue Run-Rate & Growing[1]

114%
Revenue CAGR 2018 - 2020P[2]

$26M
Annual Recurring Revenue (ARR), up 525% vs. the end of 2019[3]

250,000+
Patients Nationwide[4]

Scalable Business Model with Conservative Overhead Structure.

Annual Revenue Growth


$0.7M
2014
$1.2M
2015
Became Conversion Labs
$5.2M
2016
$5.1M
2017
$8.3M
2018
$12.5M
2019
$38.0M
2020P1
$60.7M
Annualized Run Rate2
114% CAGR 2018-2020P
(1.9%)
62.7%
50.6%
212%

1. Annualized revenue run-rate calculated using December 2020 revenue multiplied by 12 months.
2. 2020 revenue based on preliminary unaudited results issued 1/19/21.
3. Annual recurring revenue (ARR) calculated by multiplying by 12 the monthly sum of revenue attributed exclusively to automatic subscription sales from customers engaged in rebill structure for the brands of Shapiro MD, Rex MD and PDFSimpli in Dec. 2020. Up 525% compared to the end of 2019.
4. Patient count as of 1/19/21. Does not include PDFSimpli SaaS customers.

Expanding Catalogue of Direct-to-Consumer Brands

Diversified Portfolio of Innovative, High-growth DTC Brands in Large & Attractive Markets

Current Brand Portfolio


SHAPIRO MD
HAIR GROWTH EXPERTS

Shapiro MD™

Telemedicine brand for male and female hair loss, offering patented OTC products and prescription medications.

$173B+
Total Addressable Market[1]


REX MD

Rex MD™

Telemedicine brand for men, offering treatment and medications for E.D. and other men's health issues.

$190B+
Total Addressable Market[2]

Near Term Launches


NAVA MD
Clinical Skincare

Nava MD™

Teledermatology brand, combining a patented OTC skincare technology with dermatological treatment.

$4B+
Total Addressable Market[3]


LIFE MD

Life MD™

Subscription based primary and concierge care designed to improve patient access to high quality, long-term care.

$260B
Total Addressable Market[4]

1. 360 Market Updates, 2020
2. Grand View Research, 2016, Arizton, 2020 (2025 projection), 360 Market Updates, 2020, IBIS World, 2020, Grand View Research, 2020, IBIS World, 2020
3. Medgadget, 2020
4. William Blair Research, Feb 2020

Shapiro MD™

Leading hair loss telemedicine brand for men and women. Combines a patented portfolio of OTC and prescription hair loss products with virtual medical treatment in all 50 states.

- Developed by distinguished dermatologists, Dr. Steven Shapiro, M.D. and Dr. Michael Borenstein, M.D. PhD.
- Includes naturally occurring DHT blocking system, FDA approved minoxidil, FDA-cleared laser treatment cap, prescription oral medications, and compounded topical drugs for hair loss.
- 200,000+ customers since launch; $21M+ annualize revenue run-rate.[1]
- Differentiated and patented product offering in large global market (50%+ of men and women suffer from hair loss).
- Completed development for several new proprietary compounded prescription formulations; launch in Q1 2021.


SHAPIRO MD
HAIR GROWTH EXPERTS

1. Based on Q3 2020 Net Sales of Shapiro MD Products

Rex MD™

Digital health clinic for men. Initially focused on erectile dysfunction (ED) treatment, Rex MD will soon offer virtual medical treatment for hair loss, skincare, mental health, insomnia, and more.

- Launched Dec. 2019 with virtual treatment for erectile dysfunction in 46 states; currently treating patients in 48 states.
- Strong month-over-month revenue and subscriber growth since launch with strong unit economics.
- Men's digital health & pharmacy represents a large market opportunity with minimal competition & high barriers to entry.
- Near term growth drivers include product extensions, optimization, influencer marketing, and new advertising channels.


REX MD
REX MD
Levitra

Nava MD™ Launching Q1 2021

Online skincare and telehealth brand offering teledermatology in all 50 states.

- Teledermatology market expected to grow at 24.3% CAGR to $44.9 billion by 2027.
- Dermatology offering supported by Restorsea, a recently in-licensed OTC skincare technology platform with $50+ million invested in R&D and intellectual property.
- Anticipating rapid growth catalyzed by commitments from celebrity and physician influencers to endorse the brand.


NAVA MD
Clinical Skincare

Life MD™ Launching 1H 2021

Subscription-based primary and concierge care designed to transform all aspects of our patients' long term healthcare needs. As we say, *"It's like having a doctor in the family, for LIFE."*

- U.S. primary care market at $260 billion, growing 4% annually.
- Life MD to offer virtual & on-demand access to a highly qualified group of licensed physicians in all 50 states.
- Mobile-first interface leverages company's proprietary Veritas MD technology platform and seamless integration with virtual pharmacy.
- Physicians paired with patient based on health goals, expertise and/or personal preference of patients.
- Opportunity to dramatically impact the long-term health of our patients and foster longitudinal relationships.



Proven Management Team

Leadership Team of Industry Experts with a Track Record of Executing Growth Strategies and Fostering a Culture of Constant Innovation



Justin Schreiber

Chief Executive Officer

JLS VENTURES
GAIN CAPITAL
Gershon Capital
TEFEN FLOW & DOSING TECHNOLOGIES



Stefan Galluppi

Chief Technology Officer

IMMUDYNE™
NetTek



Brad Roberts

Chief Operating Officer

Ashton Benefits
upa Utility Partners of America
CRG CLAIMS RECOVERY GROUP



Dr. Tony Puopolo

Chief Medical Officer

INTEGRATIVE WELLNESS medical group
SHARP. Rees-Stealy Medical Group
SWIFTMD Talk to a doctor 24/7!



Corey Deutsch

Chief Business Officer

Paradigm Opportunities
ARSENAL CAPITAL PARTNERS
MTS Health Partners
AMULET CAPITAL PARTNERS LP



Nick Alvarez

Chief Acquisition Officer

Morgan Stanley
Cheviot Capital
ib Internet Brands



Bryant Hussey

Chief Digital Officer

ADVANCED VITA
THE VITAMIN SHOPPE
ATLANTIC COAST BRANDS



Juan Piñeiro

Chief Financial Officer

UBS
One Equity Research

Current & Near-Term Addressable Markets

Conversion Lab's current and future end markets are large and underpenetrated

	Current		Near-Term Launches								
	ED & PE	Hair Loss	Herpes & Cold Sores	Cold & Flu	Allergies	Testosterone	Compound Topical Rx	Primary Care	OTC Skincare	Dermatology	Other
Market Size	$6B	$3B	$2.3B	$13B	$25B	$1.7B	$6B	$260B	$135B	$44B	$80B
REX MD	✓	✓	✓	✓	✓	✓				✓	✓
SHAPIRO MD HAIR GROWTH EXPERTS		✓					✓	✓	✓	✓	✓
NAVA MD Clinical Skincare									✓	✓	
LIFEMD								✓			

Note: Market size based on global spend. ED represents Erective Dysfunction and PE represents Premature Ejaculation.
Sources: Third Party Research and William Blair Proprietary Research.

Competitive Landscape

DTC Telemedicine & Online Pharmacy Market are in the Early Innings with Only a Handful of Differentiated Competitors

Conversion Labs Demonstrates Competitive Differentiation Across Several Key Value Drivers


Low Cost
High Value
GoodRx
Low cost, drug discount aggregator
CONVERSIONLABS
Low Convenience and Personalization
High Convenience and Personalization
CVS pharmacy
Walgreens
Traditional retail pharmacy
ro
hims & hers
Higher priced competitor models
High Cost
Low Value

The online pharmacy market shift is still served by only a few competitors and represents a massive opportunity – Conversion Labs has the operating model to succeed.

	CONVERSIONLABS	Traditional Retail Pharmacy	B2B2C Competitors
Telehealth Capability	●	○	●
Personalized Provider Attention	◕	◔	◑
At Home Convenience	●	○	●
Speed to Receive Prescription	◕	◔	◑
End-to-End Patient Journey	●	◑	◑

Conversion Labs offers a cost and convenience advantage over traditional retail pharmacy, as well as a direct-to-patient personalization over B2B2C telehealth platforms on the market.

Key Growth Drivers Capitalize on Early Mover Advantage

Conversion Labs has Sustainable Growth Opportunities in both Current and Adjacent Markets

- Current Brands / Products:
  - Continue to penetrate substantial white-space ahead.
  - Initiation of Cross-sell capabilities.
  - Initiation of bundled offerings.
  - Conversion of current one-time customers to subscription-based customers.
- Increasing catalogue of brands (new categories) as well as expansion of the number of products offered in current brands.
- Continued integration of Veritas MD which enables for a more efficient experience for all stakeholders.
- Continue to optimize capabilities of the company's call center, which generates strong patient acquisition at a low CPA.
- Diversification of revenue stream into more traditional recurring telehealth services with the launch of Life MD.

$600B

Total Addressable Market Opportunity with Minimal Market Penetration

Multiple-ways-to-win as Conversion Labs is playing in a space in a nascent stage with significant white space opportunity.

Conversion Labs' highly-scalable technology platform combined with its professionals with deep expertise creates for a winning combination.

2020 in Review

- Telehealth infrastructure built-out in 2019 was a major growth driver in 2020.
- Revenue up more than 3x to $38.0M (est.).
- Launched new teleheath platform, Veritas MD.
- Introduced new subscription-base revenue model for Rex MD and Shapiro MD.
- Annual recurring revenue (ARR) generated by subscriptions at $26.0M, up 525% vs. end of 2019. Up $3.0M from Nov - Dec 2020, another record-setting monthly gain.
- Completed $16M equity raise.
- Uplisted to Nasdaq Capital Market.
- Built out 250 seat call center that improved customer and patient service; now an important driver of LTV and high conversion rates.
- Professionalized the C-Suite — added five highly-experienced and capable new members to management team to take the business to the next level.

Revenue Growth


$60.7M
$38.0M
3x
$12.5M
2019
2020P
Annualized Run Rate[1]

1. Revenue Run-Rate calculated using December 2020 reported preliminary unaudited revenue multiplied by twelve.

Conversion Labs Key Takeaways

- Fast-growing industry leader in direct-to-patient telehealth.
- Seamless, end-to-end virtual healthcare solution for patients across all 50 states.
- Full range of proprietary telehealth brands & telemedicine services.
- Growing subscriber base continues to lower overall cost of customer acquisition.
- Sales accelerating, particularly subscription-based recuring revenue.
- High-growth $600B addressable market with strong drivers.
- Additional telehealth product offerings and services offerings set to launch in Q1 2021, further accelerating high-growth trajectory.


Annual Revenue Growth
$5.2M
$5.1M
$8.3M
$12.5M
$38.0M
$60.7M
2016
2017
2018
2019
2020
Annualized Run Rate

Contact Us

CONVERSIONLABS

Company Contact

Justin Schreiber
President & CEO
justin@conversionlabs.com

Corey Deutsch
Chief Business Officer
Cdeutsch@conversionlabs.com

Investor & Media Contact

Ron Both or Grant Stude
CMA Investor Relations
investors@conversionlabs.com
Tel (949) 432-7566

CVLB

conversionlabs.com

Appendix

PDF Simpli

PDF Simpli is a powerful source of liquidity as well as digital marketing and knowledge capital for Conversion Labs

- Conversion Labs owns 82.6% of PDF Simpli through a strategic investment in June 2018.
- Cloud-based Software-as-a-Service (SaaS) enables editing, converting, compressing, splitting, or compressing PDF files.
- Users can easily edit and change text, keep PDF formatting 100% intact, and add an electronic signature for free.
- Converts Word, JPG, and PNG file formats to PDF and vis a versa.
- Functions 100% online; no installation or downloads.

Differentiators & Value Proposition

Convert Anywhere, Anytime: Convert PDFs to Word Doc files online from mobile or desktop

100% Safe, Secure & Private: PDF Simpli does not store customer data or information.

No Download or Installation: Easy to use. Operates completely in the Cloud. Only requires an Internet connection.

Customers Include Major Companies & Institutions

Ford, SONY, Microsoft, General Electric, Stanford University

Management, Board of Directors and Advisors

Board of Directors

Justin Schreiber	Chairman
John R. Strawn, Jr.	Director
Roberto Simon	Director
Dr. Connie Mariano	Director
Joseph V. Ditrolio, M.D.	Director
Stefan Galluppi	Director
Bertrand Velge	Director
Happy Walters	Director

Management team and board brings to Conversion Labs significant experience in retail, healthcare, e-commerce, M&A, regulatory and capital markets, with a track record of building and financing disruptive companies and creating shareholder value.

Management Team

Justin Schreiber	President & CEO
Brad Roberts	Chief Operating Officer
Stefan Galluppi	Chief Technology Officer
Juan Manuel Piñeiro Dagnery	Chief Financial Officer
Nick Alvarez	Chief Acquisition Officer
Eric H. Yecies	Chief Compliance Officer & General Counsel
Sean Fitzpatrick	President, PDFSimpli
Corey Deutsch	Chief Business Officer

Entrepreneurs with significant experience in healthcare, online marketing and finance.

Advisory Board

Dr. Jeremy Fine	Award-winning physician
Dr. Joseph V. Ditrolio, M.D.	Former Chairman, Urology, Saint Barnabas
Dr. Steven Shapiro, M.D.	Founder, Gardens Dermatology
Dr. Michael Borenstein, M.D., PhD	Board-Certified Dermatologist
Dr. Liliana Ramirez	Dermatologist
Dr. Jeff Toll	Leading health & wellness doctor

Industry-thought leading physicians and scientists in urology, dermatology, microbiology and nutrition.